Events occurring after the reporting period	3 Months Ended
Mar. 31, 2022
Events occuring after the reporting period [Abstract]
Events occurring after the reporting period	Events occurring after the reporting period On April 21, 2022, the Group entered into five foreign exchange forward contracts in order to exchange US Dollars with a total notional value of $250 million for Pounds Sterling at pre-agreed rates, with all contracts due to mature in June 2022.